UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2023

CARRIAGE HOUSE EVENT CENTER INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	333-236117	27-2950800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

558 Castle Pines Parkway, B-4 Suite 140
Castle Rock, Colorado 80108
(Address and telephone number of principal executive offices)

Registrant’s telephone number, including area code: (303) 517-8845

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements made in this current report (the “Form 8-K”) that are not historical or current facts are “forward-looking statements” made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 (the “Act”) and Section 21E of the Securities Exchange Act of 1934. These statements often can be identified by the use of terms such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “approximate” or “continue,” or the negative thereof. We intend that such forward-looking statements be subject to the safe harbors for such statements. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Any forward-looking statements represent management’s best judgment as to what may occur in the future. However, forward-looking statements are subject to risks, uncertainties and important factors beyond our control that could cause actual results and events to differ materially from historical results of operations and events and those presently anticipated or projected. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Item 5.06 Change in Shell Company Status.

Carriage House Event Center, Inc. (the “Company”, “we”, “us” “our”) is focused on operating an event center business, with several additional services included, in Colorado and Arizona, and perhaps other states.

The Company was never intended to be a shell and is a going concern.

The Company was formed for the purpose of developing a concept of an Event Center in various cities along with many additional associated businesses within and related to the Event Center.

In May 2020 the Company completed a public offering of corporate stock and sold stock to forty shareholders.

An event center is a versatile and dynamic venue that can be used for a wide variety of events, including weddings, corporate meetings, concerts, family reunions, fundraising events, and much more. The revenue streams for an event center can come from various sources, including rental fees, catering services, event planning and various other services that may be offered.

For several years prior to the Covid 19 Pandemic, the Company had spent approximately $80,000 with an independent consulting firm to do in-depth research on the event center business in Colorado, Utah, Nevada and Arizona. This involved researching over 128 event centers along with their rental fees and event capacity, as well as services offered such as catering, decorations, planning, etc. It also involved researching a variety of related businesses such as bridal gowns, tuxedo rental, photography, food caterers, wedding planners, florist, and other related services.

In December 2019 COVID 19 was declared a Pandemic by the World Health Organization. This resulted in federal, state and city governments placing restrictions on the size of gatherings or banning them altogether. Weddings, corporate and other meetings were cancelled or postponed throughout the United States. These restrictions dramatically hindered our ability to both fundraise as well as move forward with the various aspects of our business plan.

The Pandemic had a dramatic effect on the public offering and additional fundraising of the Company as well as all progress of the Company. While the COVID-19 pandemic had subsided and allowed for more public meetings, the danger of COVID-19 still impacted the Event Center Business in early 2022. Since our Company is based heavily on an event center, and thus on meetings of 50 to 1,000 people, the progress of the Company has been dramatically curtailed in a number of ways. First, in the raising of capital through investors in our public offering and in additional private capital. Second, in advancing our business plan in several areas, including establishing a location for an event center and contacting companies that could be interested in participating in our overall concept.

Now that the pandemic has subsided, the Company is moving forward to actively pursue the business plan of developing a unique Event Center for all types of events.

Our focus for the fiscal year ending December 31, 2023, will be on continuing our attempt to raise additional capital, increasing research as to the overall concept and contacting companies that could possibly be a part of the Carriage House Event Center concept and lastly looking for or researching possible property or standing facilities for remodeling.

The Company has accepted an initial loan of $50,000 to be used as working capital. The Company is seeking additional working capital through debt and/or equity financing. The Board of Directors has resolved to approve a new S-1 offering in the near future with the intention of raising additional capital through equity.

The Company has entered into a letter of intent to purchase an 8050 Sq. Ft. building in Mesa, Maricopa County, Arizona. This is a prime location in the heart of Mesa and would be excellent for servicing a very wide area. In Maricopa County there were 26,272 weddings in 2022 at an average cost of $36,739 (“The Wedding Report”) as well as thousands of other types of meetings held in its event centers. When completed, the purchase will be funded with common or preferred stock of the Company and debt. It is expected that the transaction may be completed within the next 60 to 90 days.

The Company has more than nominal operations, and therefore we believe that the Company is not currently a “shell company” as defined in Rule 405 of the Securities Act of 1933 as well as SEC Release No. 33-8587 and footnote 172 of SEC Release No. 33-8869. Certification: 03/13/2023 /s/Carey W. Cooley.

Additionally, the Securities and Exchange Commission has made itself clear within footnote 172 of Release No. 33-8869 “indicating that Rule 144 (i)(1)(i) is not intended to capture a ‘startup company,’ or, in other words, a company with limited operating history, in the definition of a reporting or non-reporting shell company” because the company does not meet the conditions of having “no or nominal operations.”

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit

Number	Description

2.1	Letter of Intent to Purchase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE HOUSE EVENT CENTER, INC

Dated: June 6, 2023	By:	/s/ A. Terry Ray
A. Terry Ray
President